UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 19, 2023 (May 17, 2023)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

30 Isabella Street
Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

	Trading	Name of Each Exchange
Title of Each Class	Symbol	on Which Registered
Common Stock, par value $0.01 per share	WAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Stockholders of the Company held on May 17, 2023 (the “Annual Meeting”), management proposals 1, 2 and 4 were approved. For proposal 3, the option of one year was approved. The proposals below are described in detail in the Company’s proxy statement for the Annual Meeting, dated April 5, 2023.

The final voting results are as follows:

1.	The election of three directors for a three-year term expiring in 2026:

Name of Director	For	Against	Abstained	Broker Non-Votes
Rafael Santana	146,959,585	2,402,086	89,736	7,891,569
Lee C. Banks	139,943,584	9,329,293	178,530	7,891,569
Byron S. Foster	141,915,728	7,356,883	178,796	7,891,569

2.	The approval of an advisory (non-binding) resolution relating to 2022 named executive officer compensation.

For	Against	Abstained	Broker Non-Votes
139,010,279	10,225,318	215,810	7,891,569

3.	The approval of an advisory (non-binding) vote on how often the Company should conduct a stockholder advisory vote on named executive officer compensation:

1 Year	2 Years	3 Years	Abstained
146,739,148	81,954	2,535,655	94,650

After consideration of these voting results and other factors, the Company’s Board of Directors decided that the Company will hold future advisory votes on executive compensation on an annual basis. These annual advisory votes on executive compensation will continue until the Board of Directors considers the results of the next stockholder advisory vote regarding the frequency with which future advisory votes on executive compensation should be held.

4.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2023.

For	Against	Abstained	Broker Non-Votes
151,306,061	5,901,392	135,523	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE
TECHNOLOGIES CORPORATION

	By:	/s/ David L. DeNinno

David L. DeNinno
Executive Vice President, General
Counsel and Secretary

Date: May 19, 2023